UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 14th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purposes of this Current Report on Form 8-K are (i) to file under the Securities Exchange Act of 1934, as amended, certain material information relating to RCS Capital Corporation (the “Company”) which was previously filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) to update the unaudited pro forma consolidated financial information included in such previous filing, and (iii) to file the audited financial information and interim financial information for Hatteras Funds Group, Summit Financial Services Group, Inc., Cetera Financial Holdings, Inc., Tower Square Securities, Inc., Walnut Street Securities Inc., First Allied Holdings Inc. and Legend Group Holdings LLC required to be included in registration statements filed under the Securities Act pursuant to Regulation S-X. The information described in the preceding sentence is being filed herewith so that it can be incorporated by reference in registration statements to be filed by the Company under the Securities Act.

Item 8.01. Other Events.

Certain audited and unaudited financial statements and other material information relating to the Company were previously filed with the SEC as a prospectus pursuant to Rule 424(b) under the Securities Act (the “Final Prospectus”). The Final Prospectus is attached hereto as Exhibit 99.1 and incorporated by reference herein. The audited and unaudited financial statements of other recently completed and pending acquisitions by the Company, J.P. Turner & Company, LLC, J.P. Turner & Company Capital Management, LLC, Investors Capital Holdings, Ltd. and Validus/Strategic Capital Partners, LLC, are not included in the Final Prospectus because such acquisitions are not significant under the Rule 3-05 of Regulation S-X.

Unaudited pro forma consolidated financial information updating the unaudited pro forma consolidated financial information in the Final Prospectus is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial information and interim financial information for Hatteras Funds Group, Summit Financial Services Group, Inc., Cetera Financial Holdings, Inc., Tower Square Securities, Inc., Walnut Street Securities Inc., First Allied Holdings Inc. and Legend Group Holdings LLC are included in Exhibit 99.1 hereto and incorporated by reference herein.

(b) Pro Forma Financial Information

Unaudited Pro Forma Consolidated Statement of Financial Condition as of March 31, 2014 and Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2014 and the Year Ended December 31, 2013 are included in Exhibit No. 99.2 hereto and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
99.1	Prospectus filed on June 5, 2014 by RCS Capital Corporation Pursuant to Rule 424(b)(4) (File No. 333-193925).

99.2	Unaudited Pro Forma Consolidated Statement of Financial Condition as of March 31, 2014 and Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2014 and the Year Ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: July 1, 2014	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and Director